Schedule of advance to suppliers (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Advance To Suppliers Net
Prepayment for technology outsourcing service			¥ 112,197	¥ 94,269
Accounts recharge for recruitment service	[1]		49,629	60,881
Prepayment for brand promotion			292	8,738
Others			1,703	1,088
Less: allowance of credit losses			(174)	(174)
Total		$ 22,420	¥ 163,647	¥ 164,802

[1]	The Group engaged third-party suppliers to make the payment of compensation to flexible workers in flexible employment services on behalf of the Group. The Group was required to recharge the accounts in advance before the third-party suppliers make the payment to flexible workers.